Exhibit 10.25

                                                6% SENIOR SECURED CONVERTIBLE DEBENTURE

THESE  SECURITIES HAVE NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),  NOR UNDER ANY STATE  SECURITIES
LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED,  HYPOTHECATED,  OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT
WITH RESPECT  THERETO IS EFFECTIVE  UNDER THE ACT AND ANY APPLICABLE  STATE  SECURITIES  LAW OR (2) THE COMPANY  RECEIVES AN OPINION OF
COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH  SECURITIES,  WHICH  COUNSEL AND OPINION  ARE  REASONABLY  SATISFACTORY  TO THE
COMPANY,  THAT SUCH  SECURITIES  MAY BE PLEDGED,  SOLD,  ASSIGNED,  HYPOTHECATED,  OR  TRANSFERRED  WITHOUT AN  EFFECTIVE  REGISTRATION
STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

                                                                                                        Los Angeles, California

                                                                                            December 18, 2003

FOR VALUE RECEIVED,  Americana Publishing,  Inc., a Colorado corporation with offices at 303 San Mateo NE, Suite 104A, Albuquerque, New
Mexico 87108 (the  "Obligor"),  promises to pay to the order of Addison  Adams,  or his  successors  and assigns (the "Holder") at such place as the Holder may designate by written  notice to the Company,  in lawful money of the United States of America,  the sum of Five
Thousand  Dollars  ($5,000) (the "Principal  Amount") plus all accrued and unpaid interest on the outstanding  Principal  Amount at the rate of six percent (6%) per annum.  The Obligor shall pay accrued  interest on the outstanding  Principal Amount on a quarterly basis, commencing 90 days from the date hereof,  and on payment of the Principal Amount.  All principal,  premiums and interest are to be paid without setoff or counterclaim as set forth below.  The Obligor further agrees as follows:

Section 1.        Agreement.

         This debenture (the "Debenture") is being issued in connection with a Registration  Rights Agreement,  dated December 18, 2003
(the "Registration Rights Agreement"), between the Obligor and the Holder.

Section 2.        Payments.

(a)      Principal and Interest  Payments.  Unless this Debenture  shall be converted in accordance with the provisions of Section 7 or redeemed  earlier in  accordance  with Section 2(b) hereof,  the  Principal  Amount shall be due and payable two years from the date of this  Debenture.  All  quarterly  interest  payments  shall be made by the  Obligor by wire  transfer to an account  designated  by the
Holder,  by certified check or, at the sole discretion of the Holder,  in an amount of shares of the Obligor's common stock,  $.001 par value per share,  (the  "Common  Stock")  determined  by dividing  such  quarterly  interest  payments,  plus any Penalty  Interest (as hereinafter defined) by the Conversion Price (as hereinafter defined).

(b)      Prepayment.  Obligor  shall have the right to prepay  this  Debenture,  in full,  at any time by paying  the unpaid  Principal
Amount and any accrued and unpaid  interest.  Upon at least 5 business days advance  notice of the intent to prepay,  Holder shall have the right to convert the Principal  Amount into shares pursuant to Section 7 hereunder.  In lieu of Holder's right to convert,  Obligor may pay to Holder an amount equal to the product of 140% times the unpaid  Principal  Amount (in addition to any other  amounts  coming due hereunder) in which event Holder may not convert in response to the tender of Prepayment.

(c)      Usury.  The  Obligor and the Holder  intend that this  Debenture  comply with any  applicable  usury laws from time to time in effect.  In furtherance  thereof,  the Obligor and the Holder  stipulate and agree that none of the items and  provisions  contained in this  Debenture  shall be  construed  to create a contract to pay, as  consideration  for the use,  forbearance  or detention of money, interest at a rate in excess of the highest lawful rate under applicable law.

(d)      Penalty  Interest.  If the Obligor fails to pay any quarterly  interest  payment on the date such payment is due, the interest payable on the  Principal  Amount and on all accrued  and unpaid  interest  as of that date shall be  increased  to the rate of 18% per annum until all accrued interest, including Penalty Interest, is paid in full.

Section 3.        Representations, Warranties and Covenants of the Obligor.

         The Obligor represents, warrants and covenants to the Holder as follows:

(a)      Due  Organization,  etc.  The Obligor is duly  incorporated,  validly  existing,  and in good  standing  under the laws of the jurisdiction of its incorporation or organization.

(b)      Authority.  The Obligor has all requisite  corporate  power and authority to own,  lease,  license and use its  properties and assets and to conduct the  business  in which it is engaged.  The  Obligor  has full power and  authority  to execute and deliver  this
Debenture and to grant the Security  Interest (as defined  herein) granted herein and the execution and delivery by the Obligor of this
Debenture,  and the performance of its  obligations  hereunder,  has been duly  authorized by all necessary  corporate or other action.
This Debenture is the legal, valid and binding obligation of the Obligor enforceable against it in accordance with the terms hereof.

(c)      Reports.  The Common Stock of the Obligor is registered  pursuant to Section 12(g) of the Securities  Exchange Act of 1934, as
amended  (the  "Exchange  Act"),  and the  Company  has  filed all  reports  and other  documents  required  to be filed by it with the
Securities and Exchange  Commission  pursuant to the reporting  requirements  of the Exchange Act. The Obligor  covenants that it shall file such reports and other  documents  required to be filed by it with the Securities and Exchange  Commission on a timely basis,  and it will provide the Holders with copies of such reports and other  documents,  until such time as the later of the repayment,  in full, of all of the  Principal  Amount,  accrued and unpaid  interest and  penalties  thereon,  or the sale of all of the shares  issued upon conversion of this Debenture.

Section 4.        Security Interest.

(a)      The Obligor  hereby  grants to the Holder a first  priority  security  interest in and lien (the  "Security  Interest") on the
Collateral,  subject to superior priority of that certain lien granted by Obligor to All Tex Financial,  Inc. which is the subject of a
UCC-1  filing  dated  March 2, 2001,  and the  security  interest  granted  pursuant to the  certain  debenture  dated June 15, 2003 to
Advantage  Fund I, LLC, and further  subject to superior  priority of any UCC-1 filings  securing  leases,  to secure  performance  and payment of (i) this Debenture,  and (ii) all other  obligations and indebtedness of the Obligor to Holder of whatever kind and whenever or however created or incurred,  whether absolute or contingent,  matured or unmatured,  direct or indirect (all of the foregoing being the "Secured  Indebtedness").  The Security  Interest  granted herein shall  continue in full force and effect until,  and Holder shall release the Security  Interest when all of the Secured  Indebtedness  has been  discharged or converted into Common Stock in accordance with the terms hereof.

(b)      As used herein,  the term  "Collateral"  shall mean and include all of the Obligor's  right,  title and interest in and to all real, tangible and intangible property of the Obligor whether now or hereafter  existing,  of every kind and description,  now owned or hereafter  acquired and wherever  located and the proceeds  (including any insurance  proceeds),  products and accessions of and to any thereof,  and all books and records  pertaining to all of the  foregoing,  all of which are and shall at all times be and remain,  free and clear of any and all Liens.

Section 5.        Events of Default.

                  It shall be an event of default  ("Event of Default") with respect to this  Debenture upon the occurrence  and, where applicable, continuation uncured, of any of the following events:

(a)      Default in Payment, etc.

(i)      A default in the payment of the Principal Amount or quarterly  interest payment on this Debenture,  when and as the same shall become due and payable,  either by the terms hereof or upon redemption or otherwise,  which default shall continue uncured for a period of five (5) days after receipt by the Obligor of written notice of such default; or

(ii)     A default in the performance,  or breach, of any representation,  warranty or covenant of the Obligor in this Debenture or the
         Restructure  Agreement and  continuance of such default or breach shall  continue  uncured for a period of five (5) days after receipt by the Obligor of written notice as to such breach.

(b)      Bankruptcy,  Insolvency,  etc. The Obligor  becoming  insolvent  (however  defined or  evidenced)  or the entry of a decree or order by a court having  jurisdiction  adjudging the Obligor  bankrupt or insolvent,  or approving a petition  seeking  reorganization, arrangement,  adjustment,  or composition of or in respect of the Obligor,  under federal or other applicable bankruptcy law, as now or hereafter  constituted,  or any other applicable  federal or state bankruptcy,  insolvency,  dissolution,  liquidation or other similar law, or the  commencement  by it of a  voluntary  or  involuntary  case under  federal or other  applicable  bankruptcy  law, as now or hereafter  constituted,  or any other applicable  federal or state bankruptcy,  insolvency,  dissolution,  liquidation or other similar law, or the consent by it to the  institution of bankruptcy,  dissolution,  liquidation  or insolvency  proceedings  against it, or the filing by it of a petition or answer or consent seeking  reorganization  or relief under federal or other applicable  bankruptcy law or any other  applicable  federal,  state or other law, or the consent by it to the filing of such  petition  or to the  appointment  of a receiver,  liquidator,  assignee, trustee, sequestrator, or similar official for, it or of any substantial part of its property, or the making by it of an  assignment  for the  benefit of  creditors,  or the  admission  by it in writing of the  inability  to pay it debts generally as they become due, or the taking of corporate action by it in furtherance of any such action.

(c)      Default on Other  Indebtedness.  The default in payment of  principal  of or interest on any other  indebtedness  for borrowed money  owed by the  Obligor  or  default  in the  performance  or  observance  of the terms of any  instrument  pursuant  to which such indebtedness was created or secured,  the effect of which default is to cause any holder of any such  indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof).

Section 6.        Remedies Upon Default.

(a)      Acceleration.  Upon an Event of Default and at any time during the continuation  thereof,  the Holder,  by notice given to the
Obligor,  may declare the entire  unpaid  Principal  Amount,  and, if  applicable,  Interest and Penalty  Interest  (collectively,  the
"Acceleration  Amount"), of this Debenture then outstanding to be due and payable immediately,  and upon any such acceleration the same shall become and be due and payable  immediately,  anything herein contained to the contrary  notwithstanding.  After  acceleration and until the  Acceleration  Amount is paid  pursuant to this Section 6(a),  interest  shall accrue on such amounts up to and including the date of the Event of Default at the rate of 18% per annum.

(b)      Remedies  Regarding  Security  Interest in  Collateral.  Upon the  occurrence  of any Event of Default,  Holder shall have the following additional rights and remedies:

(i)      All rights and remedies provided by law, including,  without  limitation,  those provided by the Uniform Commercial Code as in effect in the states of New Mexico and Colorado from time to time (the "UCC").

(ii)     The right to take  possession of the Collateral  and, in addition  thereto,  the right to enter upon any premises on which the
         Collateral  or any part  thereof  may be  situated,  without  notice,  and remove the same  therefrom.  Agent may  require the
         Obligor to make the  Collateral  (to the extent the same is moveable)  available to the Agent at a place to be  designated  by the Agent which is  reasonably  convenient  to both  parties at the  Obligor's  expense.  Unless the  Collateral  threatens to decline speedily in value or is of a type customarily  sold on a recognized  market,  the Agent will give the Obligor at least two (2) days' prior  written  notice at the address of the Obligor set forth above (or at such other  address or  addresses as the  Obligor  shall  specify in writing  to the Agent) of the time and place of any public  sale  thereof or of the time after which any private sale or any other  intended  disposition  thereof is to be made. Any such notice shall be deemed to meet any requirement  hereunder or under any applicable law (including the UCC) that  reasonable  notification be given of the time and place of such sale or other  disposition.  After  deducting all costs and expenses of collection,  storage,  custody,  sale or other disposition and delivery  (including  reasonable legal costs and attorneys' fees,  expenses and  disbursements)  and all other reasonable  charges against the Collateral,  the remaining  proceeds of any such sale or disposition shall be applied to the payment of the Secured  Indebtedness  in such order of priority  as the Agent  shall  determine  and any surplus  shall be returned to the Obligor or to any person or party  lawfully  entitled  thereto.  In the event the proceeds of any sale,  lease or other disposition of the Collateral  hereunder is insufficient to pay all of the Secured  Indebtedness in full, the Obligor will be liable  for the  deficiency,  together  with  interest  thereon  at the  highest  rate of  interest  provided  in this
         Debenture,  and the costs and expenses of collection of such deficiency,  including (to the extent permitted by law),  without limitation, reasonable attorneys' fees, expenses and disbursements.

(c)      Proceedings  and  Actions.  During the  continuation  of any Event of  Default,  the Holder may  institute  such  actions  and proceedings  in law or equity as it shall deem  expedient  for the  protection  of its rights and may  prosecute and enforce its claims against all assets of the Obligor,  and in connection with any such action or proceeding  shall be entitled to receive from the Obligor payment of the Principal  Amount of this  Debenture  plus any accrued and unpaid  interest and  penalties,  to the date of payment plus reasonable expenses of collection  including,  without  limitation,  reasonable  attorneys' fees and expenses.  All rights and remedies available to the Holder  pursuant to the provisions of this Debenture,  applicable law and otherwise are cumulative,  not exclusive and are enforceable alternatively and/or concurrently.

Section 7.        Conversion of the Debenture.

(a)      At the option of the Holder,  all or any portion of the  outstanding  Principal  Amount,  plus all accrued and unpaid interest and penalty  interest on the  Debenture,  shall be  convertible  into shares of Common Stock at the  Conversion  Price.  The Conversion
Price  shall be equal to the lesser of $0.005  per share,  or 60% of the  average  of the  closing  bid prices per share for the Common
Stock for the three trading days prior to the notice of conversion,  as reported on the over-the-counter  electronic bulletin board, or such other public  market that the  Company's  Common Stock is then  traded,  provided  that if there shall be any delay in issuing the certificate  representing  the shares  beyond two trading days then the average  shall be taken of the three lowest  closing bid prices per share from the time of the notice of conversion  through the date of issuance of the  certificate.  The  Conversion  Price shall be subject to adjustment for stock splits, stock dividends and the like. In the event of any  reclassification,  consolidation,  merger or sale of substantially  all of the Obligor assets or similar  transaction,  the Holder shall be entitled to purchase the kind and number of shares of stock and other  securities and property  receivable  upon such  transaction as if the Holder were the owner of the Common
Stock  issuable  hereunder  immediately  prior to any such event at the  Conversion  Price in effect on the date of the closing of such transaction;  provided,  however,  that in no event shall the Holder be entitled to convert any portion of this  Debenture in excess of that portion of this Debenture upon conversion of which the sum of (1) the number of shares of Common Stock  beneficially  owned by the
Holder and its  affiliates  (other than shares of Common  Stock which may be deemed  beneficially  owned  through the  ownership of the unconverted  portion of this  Debenture or the  unexercised or  unconverted  portion of any other security of the Obligor  subject to a limitation  on  conversion  or exercise  analogous to the  limitations  contained  herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Debenture  with respect to which the  determination  of this proviso is being made, would result in  beneficial  ownership by the Holder and its  affiliates of more than 4.9% of the  outstanding  shares of Common Stock.
For purposes of the proviso to the  immediately  preceding  sentence,  beneficial  ownership  shall be determined  in  accordance  with
Section 13(d) of the Securities  Exchange Act of 1934, as amended,  and Regulations 13D-G thereunder,  except as otherwise  provided in clause  (1) of such  proviso.  The  Holder of this  Debenture  may waive the  limitations  set forth  herein by  written  notice to the
Company.

Section 8.        Miscellaneous.

(a)      This  Debenture may be altered only by prior written  agreement  signed by the party against whom  enforcement  of any waiver, change,  modification,  or discharge  is sought.  This  Debenture  may not be modified by an oral  agreement,  even if supported by new consideration.

(b)      Notwithstanding  anything  provided  herein,  Holder may assign this  Debenture in whole or in part to one or more officers or partners  of Holder.  The  obligations  under this  Debenture  may not be assigned  by the  Obligor  without  the prior  consent of the
Holder.  The  covenants,  terms  and  conditions  contained  in this  Debenture  apply to and bind the  heirs,  successors,  executors, administrators and assigns of the parties.

(c)      Upon receipt by the Obligor of evidence reasonably  satisfactory to the Obligor of the loss, theft,  destruction or mutilation of this Debenture,  and of indemnity or security reasonably  satisfactory to the Obligor,  and upon reimbursement to the Obligor of all reasonable  expenses  incidental thereto,  and upon surrender and cancellation of this Debenture,  if mutilated,  the Obligor will make and deliver a new Debenture of like tenor and of the same series, in lieu of this Debenture.

(d)      This Debenture  constitutes a final written  expression of all of the terms of the agreement between the parties regarding the subject  matter  hereof,  and  supersedes  all prior  agreements,  understandings,  and  representations  between the  parties.  If any provision or any word, term,  clause, or other part of any provision of this Debenture shall be invalid for any reason,  the same shall be ineffective, but the remainder of this Debenture shall not be affected and shall remain in full force and effect.

(e)      This  Debenture  shall be governed by and construed in  accordance  with the laws of the State of  California  without  giving effect to its conflicts of law  principles.  The Obligor agrees that any dispute or controversy  arising out of this Debenture shall be adjudicated  in a court  located  in  California,  and  hereby  submits  to the  exclusive  jurisdiction  of the courts of the State of
California  located in Los Angeles,  California,  and of the federal  courts in the Central  District of  California,  and  irrevocably waives any  objection  it now or  hereafter  may have  respecting  the venue of such  action or  proceeding  brought in such a court or respecting the fact that such court is an inconvenient  forum,  and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, to the address set forth below.

(f)      In the event that Holder shall  assign any portion of this  Debenture  such that more than one Holder  shall  exist,  then any action or rights  authorized  hereunder may only be exercised upon the written approval of the Holders holding a majority of the unpaid
Principal Amount, whether held in the form of this Debenture or the form of shares issued upon conversion of this Debenture.

(g)      All  notices,  consents,  or other  communications  provided for in this  Debenture  or otherwise  required by law shall be in writing and may be given to or made upon the respective parties at the following mailing address:

                                    Holder: Addison Adams

                                                     10900 Wilshire Blvd., Suite 500

                                                     Los Angeles, CA 90024

                                    Obligor:Americana Publishing, Inc.

                                                     303 San Mateo NE, Suite 104A

                                                     Albuquerque, New Mexico  87108

                                                     Attention: George Lovato, Jr.

         Such  addresses may be changed by notice given as provided in this  subsection.  Notices  shall be effective  upon the date of receipt;  provided,  however,  that a notice (other than a notice of a changed address) sent by certified or registered U.S. mail, with postage prepaid, shall be presumed received no later than three (3) business days following the date of sending.

         IN WITNESS WHEREOF, the Obligor has executed this Debenture effective as of the date first set forth above.

                                                              AMERICANA PUBLISHING, INC.

                                                                                                 By:_________________________________
                                                              George Lovato, President

                                                       DEBENTURE CONVERSION FORM

To:  Americana Publishing, Inc.

         The undersigned irrevocably elects to convert:

                  [__]     ALL, or

                  [__]     $_____________

of the accrued and unpaid interest and principal owed on the 6% Senior Secured Convertible  Debenture (the "Debenture") which is attached hereto. The undersigned requests that the certificates representing the shares of common stock as to which this Debenture is being converted (the "Conversion Shares") be registered as follows and requests Americana Publishing, Inc. to so cause the registration thereof:

Name:____________________________________________________________________

Social Security or Employer Identification Number:_____________________________

Address:_________________________________________________________________

Deliver to:_______________________________________________________________

Address:_________________________________________________________________

         If only a portion of the principal amount and accrued and unpaid interest owed on the Debenture is converted, please issue a new Debenture for the balance of the  unpaid principal amount and accrued and unpaid interest owed on the Debenture to the registered holder thereof and deliver it to the undersigned at the following address:

Address:_________________________________________________________________

        _________________________________________________________________

Date:  _______________, 20 __

         ___________________________________

         (Signature must conform to the name of the holder

of the Debenture specified on the face of the Debenture)